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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                         ----------------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


New York                                               13-5160382
(State of incorporation                                (I.R.S. employer
if not a U.S. national bank)                           identification no.)

48 Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)               (Zip code)


                          ---------------------------


                            CALENERGY COMPANY, INC.
              (Exact name of obligor as specified in its charter)


Delaware                                               94-2213782
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

302 South 36th Street, Suite 400
Omaha, Nebraska                                        68131
(Address of principal executive offices)               (Zip code)

                             ----------------------

                Guarantee of Convertible Preferred Securities of
                           CalEnergy Capital Trust VI
                      (Title of the indenture securities)


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1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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                  Name                                        Address
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Superintendent of Banks of the State of     2 Rector Street, New York,
New York                                    N.Y.  10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York            33 Liberty Plaza, New York,
                                            N.Y.  10045

Federal Deposit Insurance Corporation       Washington, D.C.  20429

New York Clearing House Association         New York, New York   10005

(B)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)


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         6.       The consent of the Trustee required by Section 321(b) of the
                  Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.





                                      -3-
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                                   SIGNATURE



         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 28th day of August, 1997.


                                            THE BANK OF NEW YORK



                                            By:     /S/VIVIAN GEORGES
                                                -------------------------------
                                                Name:  VIVIAN GEORGES
                                                Title: ASSISTANT VICE PRESIDENT





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                                                                  EXHIBIT 7
                  Consolidated Report of Condition of
                         THE BANK OF NEW YORK

                 of 48 Wall Street, New York, NY 10266
                 And Foreign and Domestic Subsidiaries

a member of the Federal Reserve System, at the close of business March 31, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                          Dollar Amounts
                                                           in Thousands
ASSETS
Cash and balances due from depostary institutions:
 Noninterest-bearing balances and currency and con ......   $ 8,249,820
 Interest-bearing balances ..............................     1,031,026

Securities:
 Held-to-maturity securities ............................     1,118,463
 Avbailable-for-sale securities .........................     3,005,838
Federal funds sold and Securities purchased under
 agreements to lease ....................................     3,100,281

Loans and lease financing  receivables:
 Loans and leases net of unearned income ......32,895,077
 LESS: Allowance for loan and lease losses .......633,877
 LESS: Allocated transfer risk reserve ...............429
 Loans and leases net of unearned income allowance and
  reserve ...............................................    32,260,771
Assets held on trading accounts .........................     1,715,214
Premises and fixed assets (including capitalized leases).       684,704
Other real estate owned .................................        21,738
Investments in unconsoldated subsidiaries and associated
 companies ..............................................       195,761
Customers liability to this bank on acceptances
 outstanding ............................................     1,152,899
Intangible be assets ....................................       683,503
Other assets ............................................     1,525,113
                                                           ------------
Total assets ............................................   $54,745,131
                                                           ============
LIABILTIE:
Deposits
 In domestic offices ....................................   $25,614,951
 Non-interest-bearing .........................10,564,652
 Interest-bearing .............................15,050,309
 In foreign offices Edge and Agreement subsidiaries
  and IBFs ..............................................    15,103,615
 Non-interest-bearing ............................560,944
 Interest-bearing .............................14,542,671
Federal funds purchased and Securities sold under
 agreements to repurchase ...............................     2,093,256
Demand notes issued to the US Treasury ..................       239,354
Trading liabilities .....................................     1,399,064
Other borrowed money
 With remaining maturity of one year or less ............     2,075,092
 With remaining maturity of more than one year ..........        20,679
Banks liability on acceptances executed and outstanding .     1,160,012
Subordinated notes and debentures .......................     1,014,400
Other liabilities .......................................     1,840,245
                                                           ------------
Total liabilities .......................................    50,560,708
                                                           ============
EQUITY CAPITAL
Common stock ...........................................        942,284
Surplus ................................................        731,319
Undivided profits and capital reserves .................      2,544,303
Net unrealized holding gains (losses) on available-
 for-sale securities ...................................        (19,449)
Cumulative foreign currency translation adjustments ....        (13,034)
                                                           ------------

Total equity capital ...................................      4,155,423
                                                           ------------
Total liabilities and equity capital ...................    $54,746,131
                                                           ============

 I, Robert E. Keilman, Senior Vice President and Comptroller of the above named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                      Robert E. Keilman

 We, the undersigned directors attest to the correctness of this Report of Condition and declare that it has been examined by us and is the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and as true and correct.

   Alan R. Griffin
   J. Cane Bacot         Directors
   Thomans A Fenyi